                             WANGER U.S. SMALL CAP
                         WANGER INTERNATIONAL SMALL CAP
                                 WANGER TWENTY
                              WANGER FOREIGN FORTY

                        Supplement dated January 4, 2000
            to Prospectus dated May 1, 1999 of Wanger Advisors Trust

   As of December 31, 1999, Mr. Roger Edgley is the Co-portfolio manager, with Marcel Houtzager, of Wanger Foreign Forty. He has also been named a Co-portfolio manager of Acorn Foreign Forty, effective December 31, 1999. Mr. Edgley joined Wanger Asset Management ("WAM") as an analyst in 1994, and was named Managing Director and Director of Research of WAM in 1998. Before joining WAM, Mr. Edgley was an analyst at Crosby Securities.